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                                                                   Exhibit 10.30

                              GUARANTEE AGREEMENT

     1. EDWARD M. FRANKEL ("Guarantor") having an office at 100 Lehigh Drive, Fairfield, New Jersey 07006 hereby unconditionally guarantees to EARL WEISMAN ("Weisman") residing at 8934 Kenton Avenue, Skokie, Illinois 60076, the due and punctual payment in full when due of all amounts payable (the "Guaranteed Payments") by (a) Garden State Nutritionals, Inc. ("Garden State") under the Stock Redemption Agreement dated May 28, 1992 between Garden State, Weisman, et. al., under the Garden State promissory note issued pursuant thereto and under the Consulting and Non-competition Agreement dated May 28, 1992 between Garden State and Weisman, and (b) Windmill Marketing Services, Inc. ("Windmill") under the Stock Redemption Agreement dated May 28, 1992 between Windmill, Weisman, et. al., under the Windmill promissory note issued pursuant thereto and under the Consulting and Non-competition Agreement dated May 28, 1992 between Windmill and Weisman (all of the foregoing, collectively, the "Agreements").

     2. The liability of Guarantor under this Guarantee Agreement (hereinafter referred to as the "Guarantee") is absolute, primary, direct and immediate and not conditional or contingent upon pursuit by Weisman of any other action or proceeding for collection, or of any other remedies it may have, against Garden State, Windmill, any other guarantor, or any other person, except that prior to making demand hereunder, Weisman shall have made prior demand on Garden State or Windmill, as the case may be, with respect to the Guaranteed Payment in question, and five (5) business days shall have elapsed from the time of such demand, with Garden State or Windmill, as the case may be, not having made such Guaranteed Payment.

     3. Guarantor hereby expressly agrees that Weisman may, in his sole and absolute discretion, without prior notice to, or consent of, Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities hereunder of Guarantor:

          (a) waive, in whole or in part, compliance with, or any defaults under, or grant any other indulgences with respect to, or act or fail to act with respect to, any instrument or document now or hereafter in effect evidencing or relating to the Guaranteed Payments;

          (b) grant extensions, continuations or renewals of, or with respect to, the Guaranteed Payments, or the Agreements, in whole or in part, and/or effect any release, compromise or settlement in connection therewith; or

          (c) assign or otherwise transfer the Guaranteed Payments, together with this Guarantee, free of any defense, counterclaim or setoff in favor of Garden State, Windmill or Guarantor, such parties, however, retaining any right of action available directly against Weisman to enforce any such counterclaim or setoff.

     4. Except as otherwise provided in paragraph 2 hereof, Guarantor hereby expressly waives, to the fullest extent permitted by law, (i) presentment and demand for
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payment, notice of nonpayment and dishonor, and protest and notice of protest, of the Guaranteed Payments, (ii) notice of acceptance of this Guarantee and of presentment, demand and protest, (iii) notice of any default hereunder or with respect to the Guaranteed Payments or under the Agreements or, (iv) demand for observance or performance of, or enforcement of, any term or provision of this Guarantee, any of the Guaranteed Payments or the Agreements, and (v) all other notices and demands required by law which Guarantor may lawfully waive. Guarantor agrees to reimburse Weisman and his assigns, on demand, for all expenses, collection charges, court costs and reasonable attorney's fees incurred in endeavoring to collect or enforce the Guaranteed Payments against Garden State or Windmill or Guarantor or any other person or entity liable thereon, including such expenses, charges or fees incurred in proving the amount and reasonableness thereof.

     5. Any notice, demand or request (including service of process in any action to enforce this Guarantee) which Weisman may give to Guarantor with respect to this Guarantee shall be deemed sufficient if in writing and delivered personally or given by prepaid telegram or by registered or certified mail to Guarantor at the address set forth above.

     6. All rights and remedies afforded to Weisman by reason of this Guarantee, the Guaranteed Payments, the Agreements, or by law, are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such right or remedy. No delay or omission by Weisman in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any of its rights or remedies hereunder, and no modification or amendment hereof, shall be deemed made by Weisman unless in writing and duly signed on behalf of Weisman. Any such written waiver duly signed on behalf of Weisman shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy of Weisman, and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or of any other right or remedy.

     7. This Guarantee shall be binding upon Guarantor and his heirs, executors and legal representatives.

     8. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Payments or of any security therefor, or under any of the Agreements, shall affect, impair or be a defense to this Guarantee, and this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, without regard to the validity, regularity or enforceability of any of the Agreements or any collateral security therefor at any time or from time to time held by Weisman and without regard to any defense, offset or counterclaim which may at any time be available to Garden State or Windmill which constitutes, or might be construed to constitute, an equitable or legal discharge of Garden State or Windmill in any federal or state bankruptcy or insolvency proceeding.

     9. The invalidity or unenforceability of any one or more sentences, phrases, clauses or provisions in this Guarantee shall not affect the validity or enforceability of any other sentence, phrase, clause or provision of this Guarantee.

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     10. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW
YORK AND THE RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE GUARANTOR, ACTING FOR HIMSELF AND FOR HIS HEIRS, EXECUTORS AND LEGAL REPRESENTATIVES, WITHOUT REGARD TO DOMICILE, CITIZENSHIP OR RESIDENCE, HEREBY EXPRESSLY AND IRREVOCABLY ELECTS AS THE SOLE JUDICIAL FORUM FOR THE ADJUDICATION OF ANY MATTERS INVOLVING MONEY DAMAGES AND ARISING UNDER OR IN CONNECTION WITH THIS GUARANTY, AND CONSENTS AND SUBJECTS HIMSELF TO THE JURISDICTION OF, THE COURTS OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY, AND/OR THE UNITED STATES DISTRICT COURT FOR THE SAME LOCATION, IN RESPECT OF ANY MATTER INVOLVING MONEY DAMAGES AND ARISING UNDER THIS GUARANTY. ALL OTHER MATTERS ARISING UNDER THIS GUARANTY, INCLUDING THOSE INVOLVING EQUITABLE REMEDIES SOUGHT BY EITHER PARTY HERETO, SHALL BE BROUGHT EXCLUSIVELY IN COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, AND/OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE GUARANTOR AND WEISMAN, ACTING FOR THEMSELVES AND FOR THEIR HEIRS, EXECUTORS AND LEGAL REPRESENTATIVES, WITHOUT REGARD TO DOMICILE, CITIZENSHIP OR RESIDENCE, HEREBY EXPRESSLY AND IRREVOCABLY ELECT SUCH FORUM AS THE SOLE JUDICIAL FORUM FOR THE ADJUDICATION OF ALL SUCH MATTERS, AND CONSENT AND SUBJECT THEMSELVES TO THE JURISDICTION OF SUCH COURTS. SERVICE OF PROCESS, NOTICES AND DEMANDS OF SUCH COURTS MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY PERSONAL SERVICE AT ANY PLACE WHERE IT MAY BE FOUND OR GIVING NOTICE TO SUCH PARTY AS PROVIDED IN THE AGREEMENTS.

     11. This Guarantee shall remain in full force and effect until the full and complete payment of all the Guaranteed Payments.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the 11th day of April, 1996.

                                                /s/  EDWARD M. FRANKEL

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                                                    Edward M. Frankel

     The undersigned hereby accepts the above Guarantee, in lieu of and in substitution for all stock certificates for shares of capital stock of Garden State and of Windmill which had been delivered as collateral under the Agreements, and consents to the release thereof from escrow by the Escrow Agent named therein and delivery thereof by such Escrow Agent to Garden State and Windmill, respectively.

                                                  /s/  EARL WEISMAN

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                                                       Earl Weisman

DATED: MAY 10, 1996

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